UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
November 8, 2016
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On November 8, 2016, Steadfast Income REIT, Inc. (the “Company”) entered into Amendment No. 9 (the “Amendment”) to the Amended and Restated Advisory Agreement (the “Advisory Agreement”) by and among the Company, Steadfast Income REIT Operating Partnership, L.P., the Company’s operating partnership, and Steadfast Income Advisor, LLC, the Company’s affiliated external advisor. The Amendment renews the term of the Advisory Agreement, effective as of November 15, 2016, for an additional one-year term ending on November 15, 2017.
The material terms of the Amendment described herein are qualified in their entirety by the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.
On November 14, 2016, the Company issued an earnings release announcing its financial results for the quarter ended September 30, 2016. A copy of the earnings release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02, including the related information set forth in the earnings release attached hereto as Exhibit 99.1 and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 8.01	Other Events.
On November 8, 2016, the Company’s board of directors approved and authorized a daily distribution to stockholders of record as of the close of business on each day for the period commencing on January 1, 2017 and ending on March 31, 2017. The distributions will be equal to $0.001964 per share of the Company’s common stock. The distributions for each record date in January 2017, February 2017 and March 2017 will be paid in February 2017, March 2017 and April 2017, respectively. The distributions will be payable to stockholders from legally available funds therefor.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
Exhibit    Description

10.1
Amendment No. 9 to the Amended and Restated Advisory Agreement, dated as of November 8, 2016, by and among Steadfast Income REIT, Inc., Steadfast Income REIT Operating Partnership, L.P. and Steadfast Income Advisor, LLC

99.1	Earnings Release, dated November 14, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	November 14, 2016	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer